Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A


                   Supplement, dated December 6, 2002, to the
                   Scudder Horizon Advantage Variable Annuity
                          Prospectus dated May 1, 2002



This supplement amends the above-referenced prospectus for The Scudder Horizon Advantage Variable Annuity (the "Contract"), offered by Allstate Life Insurance Company of New York. Keep this supplement for future reference together with your prospectus.

Page 22 of the Prospectus: The second paragraph under the Sub-Section entitled "Distribution" is amended to read as follows:

         ALFS has contracted with Scudder Distributors, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the NASD. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and appointed licensed agents of Allstate New York. The principal address of Scudder is 222 South Riverside Plaza, Chicago, Illinois 60606.













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